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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20949

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of earliest event reported): February 11, 2000

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
            (Exact name of registrant as specified in its charter)


        DELAWARE                       0-29092                   54-1708481
State or Other Jurisdiction of       (Commission             (IRS Employer
      Incorporation)                 File Number)           Identification No.)

          1700 OLD MEADOW ROAD, SUITE 300, MCLEAN, VIRGINIA      22102
            (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (703) 902-2800

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ITEMS 1-4. NOT APPLICABLE.

ITEM 5.

      On February 11, 2000, we announced that we anticipate offering $250,000,000 in aggregate principal amount of convertible subordinated debentures due 2007 in a private placement. The debentures will be convertible into common stock of the Company.

ITEMS 6.  NOT APPLICABLE.

ITEMS 7.  c) Exhibits

            Exhibit 99.1 Press Release dated February 11, 2000 issued by the Company.

ITEMS 8.  NOT APPLICABLE.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PRIMUS TELECOMMUNICATIONS
                              GROUP, INCORPORATED

                           By: /s/ David P. Slotkin
                               ----------------------
                               Deputy General Counsel
                               and Secretary